UNITED STATES
                     SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of Earliest event reported):  December 9, 2004

                         EPOCH HOLDING CORPORATION
            ____________________________________________________
           (Exact name of registrant as specified in its charter)


Delaware                             1-9728                 20-1938886
____________________________ ________________________  __________________
(State or other jurisdiction  (Commission File Number) (IRS Employer
of incorporation)                                      Identification No.)

667 Madison Avenue, 2nd Floor, New York, NY                  10021
___________________________________________                 ________
Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  212-303-7200

                                   N/A
        ____________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Pursuant to actions authorized by the stockholders at the Annual Meeting of Stockholders on November 18, 2004, J Net Enterprises, Inc. completed its reincorporation from Nevada to Delaware on December 3, 2004.
Concurrent with the reincorporation, the Company's name was changed to Epoch Holding Corporation (the "Company").

On December 9, 2004, the stock trading symbol on the OTC Bulletin Board was changed from JNEI to EPHC to reflect the name change.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1  Press Release dated December 9, 2004

                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Mark E. Wilson
                                        _________________________
                                        Name:  Mark E. Wilson
                                        Title: Chief Financial Officer

Date:  December 9, 2004


                             INDEX TO EXHIBITS

Exhibit No.         Description

99.1  Press Release dated December 9, 2004